UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2006

T REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-49782	52-2140299
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2006, TREIT – Titan Plaza, L.P., a subsidiary of T REIT, Inc., et al, executed a Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions effective as of July 13, 2006, or Amendment No. 2, with Chase Merritt Titan, L.P., or the Buyer, in connection with the sale of the Titan Building and Plaza property located in San Antonio, Texas. The material terms of Amendment No. 2 extended the closing date of the Agreement for Purchase and Sale of Real Property and Escrow Instructions dated June 7, 2006, or the Agreement, and the First Amendment to Agreement to Purchase and Sale of Real Property and Escrow Instructions dated June 30, 2006, or Amendment No. 1, to July 21, 2006. We anticipate closing to occur in the third quarter of 2006 as provided for under Amendment No. 2. However, there can be no assurance that we will be able to complete the disposition of the Titan Building and Plaza property.

The above descriptions of the Agreement, Amendment No. 1, and Amendment No. 2 are qualified in their entirety by the terms of the Agreement attached as Exhibit 10.1 to our Form 8-K Report filed on June 9, 2006, Amendment No. 1 attached as Exhibit No. 10.1 to our Form 8-K Report filed on July 11, 2006, and Amendment No. 2 attached hereto as Exhibit 10.1 of this Report, respectively.

Item 8.01 Other Events.

On July 18, 2006, the Board of Directors of T REIT, Inc. approved a special liquidating distribution of $18,000,000 to its shareholders of record as of July 17, 2006, pursuant to the terms of the plan of liquidation. We anticipate that the distribution will be paid on or about July 24, 2006. The timing and amount of the distribution is contingent upon the close of the sale of our interest in the Titan Building and Plaza property on July 21, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions between TREIT-Titan Plaza, L.P. et al and Chase Merritt Titan, L.P., dated July 13, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, Inc.

July 21, 2006	By:	/s/ Jack R. Maurer

Name: Jack R. Maurer
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions between TREIT-Titan Plaza, L.P. et al and Chase Merritt Titan, L.P., dated July 13, 2006